UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 04, 2024

Kronos Advanced Technologies Inc (Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-30191 (Commission File Number)	87-0440410 (IRS Employer Identification No.)

2501 Garfield Ave, Parkersburg, WV 26101
(Address of Principal Executive Offices) (Zip Code)

(323) 6804772
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	KNOS	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2023, Michael Rubinov resigned from his positions as CEO and Director of Kronos Advanced Technologies Inc (the "Company"). Mr. Rubinov's resignation was not due to any disagreement with the Company on any matter relating to its operations, policies, or practices.

Concurrently, the Board of Directors of the Company appointed Greg Rubin as the Chairman of the Board and Interim CEO, effective immediately upon Mr. Rubinov's resignation.

Item 8.01 - Other Events

In connection with the appointment of Greg Rubin as Chairman of the Board and Interim CEO, the Company provides the following information about Mr. Rubin:

Greg Rubin is a serial entrepreneur and investor with over 35 years of business experience in various sectors, such as oil and gas, energy, technology, biotechnology, healthcare and blockchain. He holds multiple patents and co-authored a bestselling book on Health and Wellness. He is also a subject matter expert who has appeared on various media platforms to share his insights and analysis.

He is currently the CEO of KronosMD Inc., where he leads the development and manufacturing of an advanced medical and dental 3D ultrasound imaging technology powered by AI. He is passionate about creating innovative solutions that improve the quality and accessibility of healthcare. He is driven by the vision of empowering people and businesses with the benefits of decentralized and distributed systems.

Mr. Rubin plans to enhance operational efficiency, foster innovation, and explore emerging market opportunities to drive growth and expand the company's presence in diverse markets.

Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Statement from Greg Rubin:

As Interim CEO and Chairman of Kronos Advanced Technologies, I am thrilled to assume responsibilities as the Company’s new management. The establishment of our medical device manufacturing subsidiary, KronosMD Inc. marked a significant milestone in Kronos' journey as we expand our focus to include precision medical components and medical device manufacturing.

The formation of KronosMD Inc. underscored our commitment to leveraging our expertise in precision healthcare manufacturing to explore opportunities in the rapidly growing medical devices and precision medical component markets. This initiative aligns seamlessly with Kronos' 2024 strategy, reflecting our dedication to innovation and growth.

The medical device and new medical technologies market are experiencing exponential growth, driven by factors such as the rising prevalence of chronic diseases and an aging population. As we venture into this exciting new area, Kronos is well-positioned to add immediate shareholder value by utilizing our scale and manufacturing capabilities to deliver innovative, high-quality solutions to the market.

KronosMD™ represents a natural extension of Kronos' core capabilities in electronics manufacturing and supply chain management. By offering domestic contract manufacturing solutions, we aim to address the evolving needs of today's consumers and contribute to the advancement of healthcare technologies.

Since our inception in 2002, Kronos Advanced Technologies has been at the forefront of innovation, revolutionizing the way air is moved, filtered, and sterilized. Our patented technology has been instrumental in various sectors, including indoor air quality, automotive, and healthcare.

Kronos Advanced Technologies, Inc. (OTC MARKETS: KNOS) announced in 2023 that the U.S. Food and Drug Administration (FDA) had granted 510(k) clearance to the company’s manufacturer, classifying its Model 5 Air Purifier as a Class II Medical Device. This clearance is a significant achievement, validating Kronos' patented High Voltage Field air disinfection technology, proven to eliminate 99.9% of harmful airborne particles, including allergens, bacteria, fungi, and viruses like COVID-19.

With FDA clearance, Kronos can now deploy its medical-grade air purification and air disinfection technology in hospitals, home health-care settings, schools, healthcare facilities, businesses, hotels, and government agencies. This milestone underscores Kronos' commitment to improving Indoor Air Quality (IAQ) and providing healthier and safer air environments.

As we embark on this new chapter with Kronos Advanced Technologies Inc., we remain committed to our mission of enhancing the health and well-being of individuals worldwide. We are proud to be pioneers in accepting cryptocurrencies, including Dogecoin, as a form of payment for our products, reflecting our dedication to embracing emerging technologies.

Our dedication to customer satisfaction remains unwavering, and we invite you to explore our products and offerings through our online shopping portal and social media channels.

Thank you for your continued support as we embark on this exciting journey with Kronos.

Greg Rubin CEO and Chairman Kronos Advanced Technologies, Inc.

The Company is an exclusive distributor and licensee of the latest generation of air purifiers based on the Company's CORE technologies.

The Company markets its products as Airdog® and KRONOS® brands. All Kronos products come with Kronos Promise ™ -Your Satisfaction is Guaranteed!

Company offices are located in Parkersburg, West Virginia.

Shopping portal:  www.KronosAIR.com

Follow KNOS on Twitter: https://twitter.com/kronosati

Follow KNOS on Facebook: https://www.facebook.com/kronosati

Follow KNOS on Instagram: https://www.instagram.com/kronos_ati/

Follow KNOS on Youtube: https://www.youtube.com/@KronosAdvancedTechnologies

Follow KNOS on Reddit: https://www.reddit.com/user/Kronos_ATI

Follow KNOS on LinkedIn: https://www.linkedin.com/company/kronos-advanced-techngologies-inc

Contact us via info@kronosati.co or visit https://www.kronosati.co

Disclaimer

This filing does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation of any security or any other product or service by Kronos Advanced Technologies Inc or any other third party regardless of whether such security, product, or service is referenced in this press release. Furthermore, nothing in this press release is intended to provide tax, legal, or investment advice, and nothing in it should be construed as a recommendation to buy, sell, or hold any investment or security or to engage in any investment strategy or transaction. Kronos Advanced Technologies does not represent that the securities, products, or services discussed in this press release are suitable for any particular investor. You are solely responsible for determining whether any investment, investment strategy, security, or related transaction is appropriate for you based on your personal investment objectives, financial circumstances, and risk tolerance. You should consult your business advisor, attorney, and/or tax and accounting advisor regarding your specific business, legal, or tax situation.

Social Media Disclaimer and Forward-Looking Statements.

Kronos Advanced Technologies investors and others should note that we announce material information to the public about the Company through various means, including our website (https://www.kronosati.co/investors), press releases, OTCmarkets filings, public conference calls, via our corporate Social Media accounts, listed above.We encourage our investors and others to monitor and review the information we make public in these locations, as such information could be deemed to be material information. Please note that this list may be updated from time to time. Certain statements contained in this press release may constitute "forward-looking statements." Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors as disclosed in our filings with the OTC Markets at OTCMarkets.com. In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic conditions, governmental and public policy changes, the Company's ability to raise capital on acceptable terms, if at all, the Company's successful development of its products and the integration into its existing products and the commercial acceptance of the Company's products. The forward-looking statements included in this press release represent the Company's views as of the date of this press release, and these views could change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of the press release.

                                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2024

By:/s/ Greg Rubin

Name: Greg Rubin

Title: Chairman, Interim CEO